UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-2944

Oppenheimer Rising Dividends Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 4/30/2018

Item 1. Reports to Stockholders.

Semiannual Report 4/30/2018

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer
Rising Dividends Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Russell 1000 Index
6-Month	2.14%	-3.73%	3.82%	3.83%
1-Year	9.42	3.13	13.27	13.17
5-Year	8.97	7.69	12.96	12.84
10-Year	6.46	5.83	9.02	9.10

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced return of 2.14% during the reporting period, underperforming the Russell 1000 Index (the “Index”), which returned 3.83%. The Fund’s underperformance stemmed largely from less favorable stock selection in the Consumer Discretionary, Energy, and Real Estate sectors. The Fund outperformed the Index within the Health Care, Financials and Industrials sectors due to positive stock selection. The Fund also underperformed the S&P 500 Index’s return of 3.82% during the reporting period.

MARKET OVERVIEW

After starting the year with the same buoyant market environment seen in 2017, volatility finally returned to the U.S. equity market toward the end of January. The Russell 1000 Index gained 7.3% from the start of 2018 through January 26 on its way to a new all-time high before declining in February and March, and increasing slightly in April.

Despite the increase in volatility, many positive fundamental factors remained intact throughout the reporting period. For one, the underlying economy remained on the steady growth track it has enjoyed for several years. And although the Federal Reserve has been raising short-term interest rates, liquidity remained abundant and long-term rates were still at historically low levels at period end. Last but not least, excitement around corporate tax reform creates expectations for a burst in corporate profitability and overall economic growth.

The CBOE Volatility Index (VIX), after hitting all-time lows in 2017, spiked to 37 at one point during the first quarter of 2018 before settling to a lower level of around 15 at period end. The initial market pullback in February was mainly caused by concerns of rising inflation and interest rates. That was followed up in March with fears of a trade war and worries about some large-cap technology stocks following controversial revelations about Facebook’s use and protection of user data.

As investors, it is important to know what is and what is not within one’s circle of competence. As such, we strive to keep the portfolio in an all-weather orientation. Whether rates, commodity prices, currencies or even whole economies go up or down, our goal is to have a portfolio that can outperform no matter the environment. That being said, we do have a history of underperforming in go-go markets and outperforming in bear markets.

If our strategy includes not making oversized macro factor bets, a reasonable question is, “What types of risks are you willing to take?” First, we believe identifying companies

3      OPPENHEIMER RISING DIVIDENDS FUND

with sustainable competitive advantages (or economic moats, if you prefer), is squarely in the middle of our circle of competence.

Second, we believe we have the skills to identify company management teams that are likely to successfully execute on their plans. Lastly, we believe correctly valuing stocks and seeing what expectations the market is pricing in is also within our skillset. It is not by accident that we weight the portfolio more heavily toward companies that have structural competitive advantages and/or management teams that are executing (e.g., gaining market share, expanding profit margins), with at least reasonable stock valuations. Companies with these qualities generally have more stable earnings.

Allow us to use a metaphor. If managing the portfolio was like betting on horses, we’d readily admit that we cannot predict ahead of time the weather or track conditions. But we do believe we can find the strongest horses (advantaged business models), the best jockeys (executing management teams), and can see when the payoff odds are in our favor (positive expected returns). To offset our agnostic position on the conditions, we make sure to have some horses in the stable that we believe will win no matter the weather. In short, it boils down to mostly stock selection.

FUND REVIEW

During the reporting period, top contributors to performance included Microsoft, Mastercard, and Boeing.

Microsoft has continued to benefit from an increasingly successful transition to cloud-based services, which helped drive its stock price this reporting period.

Mastercard shares reported strong results for the fourth quarter of 2017, in which revenue growth accelerated to 15% organically and purchase volumes grew 13% on a constant currency basis. Purchase volume growth had briefly fallen into the high single digits in the first half of 2017 but has steadily improved since, illustrating an underlying growth trend well ahead of key competitor Visa. Additionally, Mastercard continued to gain market share within processed transactions from domestic schemes in Europe, allowing the company to grow revenues ahead of volume growth. The company also stands to benefit more than initially expected from passage of the Tax Cuts and Jobs Act of 2017.

Airplane manufacturer Boeing rallied strongly after tax reform was passed in late December. The company has experienced continued strong demand with a large back-log of plane orders.

Detractors from performance during the reporting period included PG&E, Spectra Energy Partners LP and Ventas.

PG&E is one of the largest utility companies in California. The stock has been under pressure since the start of the Northern California wildfires due to concerns that some of the company’s equipment may have played a role in some of the fires. The stock saw further

4      OPPENHEIMER RISING DIVIDENDS FUND

pressure after the company announced it would be suspending the dividend to preserve cash for potential future claims and we exited our position.

Spectra Energy Partners (SEP) owns a wide-ranging portfolio of pipelines and storage assets that provide consistent cash flow without material sensitivity to short-term swings in energy. However, the master limited partnership structure has fallen out of favor with investors, limiting SEP’s access to capital to fund growth projects. Additionally, a decision by the Federal Energy Regulatory Commission to deny recovery of income taxes in regulated rates for interstate pipelines will erode SEP’s earnings. And several weeks after the reporting period ended, Enbridge, the general partner and parent of SEP, offered to exchange its common stock for units of SEP without any premium for SEP investors. We are disappointed by this slide in SEP’s prospects and, subsequent to the end of the reporting period, exited our position.

Ventas is a health care real estate investment trust (REIT). REITs are sensitive to changes in interest rates. As result, the company, along with REITs in general, experienced declines due largely to rising interest rates. We exited our position.

STRATEGY & OUTLOOK

At the moment, the U.S. economy continues decent economic growth. This is being driven by favorable data around employment, wages and inflation. Rising home prices and innovation are also helping drive the economy higher. Moreover, corporate tax reform should boost earnings and cash flow for most U.S. companies, and more likely than not, in our view—will boost economic growth in the near term. While this economic expansion is indeed long in the tooth, the pace of growth has been slow compared to past recoveries, which suggests growth could continue a while longer.

However, we are focused on three primary risks. First, we are afraid that many companies have become addicted to low interest rates. Such a long period of rock-bottom borrowing costs increases the threat that large quantities of past capital investments will prove unprofitable while also threatening future earnings for shareholders as borrowing costs rise.

Second, we believe there is a notable and widening disparity between the price of stocks perceived as having “growth characteristics” and their intrinsic values, which would explain the recent outperformance of growth-style investing in recent years but also set the stage for a potentially painful reversal for this style at some point in the future. Finally, there is increasingly heated rhetoric around trade tariffs which, if translated into action, could severely hamper global economic growth and financial asset values.

As the markets have risen, we find fewer companies with positive fundamentals that are attractively priced. We intend to maintain our discipline around valuation.

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Additionally, while innovation is alive and well and helping generate economic growth, this “creative destruction” that is a key characteristic of capitalism represents a threat to many existing business models and profit streams. We are tightly focused on the risks of technological disruption for our portfolio holdings.

During periods of economic uncertainty and heightened market volatility, investors traditionally favor stocks of higher-quality companies—those with greater consistency and stability of revenue and earnings. We continue to believe that a focus on firms with economic moats and skilled management teams positions us well for when such an environment inevitably returns. This disciplined approach remains essential in our approach for generating superior long-term performance.

FUND UPDATE

Effective June 29, 2018, Raman Vardharaj, CFA, will be added as a portfolio manager on the Fund. Manind (Mani) Govil will remain a listed portfolio manager and will continue to oversee the Fund’s management using the Main Street process and philosophy.

Raman has over 19 years of investment experience and has been on the Main Street team since joining the firm in 2009. In addition to the team’s fundamental research and disciplined portfolio construction framework, Raman’s quantitative capabilities will enhance the strategy by adding systematic processes to help identify investment opportunities. The Fund’s focus on U.S. dividend growth stocks will remain the same.

Joshua Peters will be retiring effective June 29, 2018. Mr. Govil will add additional resources to the Fund as needed.

Joshua Peters, CFA Portfolio Manager

Manind Govil, CFA Portfolio Manager

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Microsoft Corp.	4.8%
JPMorgan Chase & Co.	4.5
Apple, Inc.	3.8
Mastercard, Inc., Cl. A	3.6
UnitedHealth Group, Inc.	3.4
Eastman Chemical Co.	2.8
Stryker Corp.	2.7
Oracle Corp.	2.7
Pfizer, Inc.	2.7
Fastenal Co.	2.4

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2018, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Software	10.2%
Oil, Gas & Consumable Fuels	9.8
Commercial Banks	7.9
IT Services	5.9
Real Estate Investment Trusts (REITs)	5.8
Semiconductors & Semiconductor Equipment	5.6
Health Care Providers & Services	5.0
Technology Hardware, Storage & Peripherals	3.8
Trading Companies & Distributors	3.5
Specialty Retail	3.5

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2018, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2018, and are based on the total market value of common stocks.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/18

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OARDX)	4/30/80	2.14%	9.42%	8.97%	6.46%
Class B (OBRDX)	9/1/93	1.74	8.54	8.12	5.90
Class C (OCRDX)	9/1/93	1.72	8.55	8.15	5.67
Class I (OIRDX)	2/28/12	2.34	9.89	9.44	9.97	*
Class R (ONRDX)	3/1/01	2.02	9.14	8.69	6.16
Class Y (OYRDX)	12/16/96	2.24	9.67	9.23	6.74

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/18
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OARDX)	4/30/80	-3.73%	3.13%	7.69%	5.83%
Class B (OBRDX)	9/1/93	-2.89	3.63	7.84	5.90
Class C (OCRDX)	9/1/93	0.80	7.58	8.15	5.67
Class I (OIRDX)	2/28/12	2.34	9.89	9.44	9.97	*
Class R (ONRDX)	3/1/01	2.02	9.14	8.69	6.16
Class Y (OYRDX)	12/16/96	2.24	9.67	9.23	6.74

*Shows performance since inception

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares automatically converted to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Effective June 1, 2018, all Class B shares converted to Class A shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Russell 1000 Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the Russell 3000

8      OPPENHEIMER RISING DIVIDENDS FUND

Index. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on April 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9      OPPENHEIMER RISING DIVIDENDS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 =8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During 6 Months Ended April 30, 2018
Class A	$1,000.00	$1,021.40	$5.28
Class B	1,000.00	1,017.40	9.25
Class C	1,000.00	1,017.20	9.04
Class I	1,000.00	1,023.40	3.22
Class R	1,000.00	1,020.20	6.53
Class Y	1,000.00	1,022.40	4.07

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.59	5.27
Class B	1,000.00	1,015.67	9.24
Class C	1,000.00	1,015.87	9.04
Class I	1,000.00	1,021.62	3.21
Class R	1,000.00	1,018.35	6.53
Class Y	1,000.00	1,020.78	4.07

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2018 are as follows:

Class	Expense Ratios
Class A	1.05%
Class B	1.84
Class C	1.80
Class I	0.64
Class R	1.30
Class Y	0.81

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11      OPPENHEIMER RISING DIVIDENDS FUND

STATEMENT OF INVESTMENTS April 30, 2018 Unaudited

	Shares	Value
Common Stocks—97.1%
Consumer Discretionary—6.5%
Hotels, Restaurants & Leisure—3.0%
Cedar Fair LP1	712,257	$48,248,289
McDonald’s Corp.	257,440	43,105,754
		91,354,043

Specialty Retail—3.5%
Lowe’s Cos., Inc.	697,300	57,478,439
TJX Cos., Inc. (The)	551,390	46,785,441
		104,263,880

Consumer Staples—2.7%
Beverages—1.1%
PepsiCo, Inc.	321,030	32,404,768
Food Products—0.6%
Pinnacle Foods, Inc.	301,814	18,229,565
Tobacco—1.0%
British American Tobacco plc	580,840	31,918,478
Energy—9.8%
Oil, Gas & Consumable Fuels—9.8%
Chevron Corp.	536,912	67,173,060
Magellan Midstream Partners LP1	1,093,181	71,964,105
Shell Midstream Partners LP1	1,545,824	33,374,340
Spectra Energy Partners LP1	1,757,181	62,643,503
Suncor Energy, Inc.	1,600,260	61,177,940
		296,332,948

Financials—19.2%
Capital Markets—2.5%
Bank of New York Mellon Corp. (The)	778,790	42,451,843
CME Group, Inc., Cl. A	213,640	33,686,755
		76,138,598

Commercial Banks—7.9%
Huntington Bancshares, Inc.	3,539,120	52,768,279
JPMorgan Chase & Co.	1,242,760	135,187,433
SunTrust Banks, Inc.	782,880	52,296,384
		240,252,096

Insurance—3.0%
Marsh & McLennan Cos., Inc.	672,470	54,806,305

	Shares	Value
Insurance (Continued)
Prudential Financial, Inc.	346,420	$36,831,375
		91,637,680

Real Estate Investment Trusts (REITs)—5.8%
American Tower Corp.	304,470	41,517,529
EPR Properties	868,450	47,782,119
Lamar Advertising Co., Cl. A	816,761	52,035,843
Mid-America Apartment Communities, Inc.	373,530	34,163,054
		175,498,545

Health Care—12.7%
Biotechnology—1.4%
Gilead Sciences, Inc.	603,950	43,623,309
Health Care Equipment & Supplies—2.7%
Stryker Corp.	489,520	82,934,478
Health Care Providers & Services—5.0%
Quest Diagnostics, Inc.	490,650	49,653,780
UnitedHealth Group, Inc.	431,350	101,971,140
		151,624,920

Life Sciences Tools & Services—0.9%
Agilent Technologies, Inc.	387,730	25,489,370
Pharmaceuticals—2.7%
Pfizer, Inc.	2,208,090	80,838,175
Industrials—9.8%
Aerospace & Defense—2.8%
Boeing Co. (The)	136,360	45,484,241
Lockheed Martin Corp.	122,540	39,315,734
		84,799,975

Commercial Services & Supplies—1.8%
KAR Auction Services, Inc.	1,034,058	53,760,676
Machinery—1.7%
Cummins, Inc.	166,600	26,632,676
Illinois Tool Works, Inc.	185,700	26,373,114
		53,005,790

Trading Companies & Distributors—3.5%
Fastenal Co.	1,451,770	72,573,982

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	Shares	Value
Trading Companies & Distributors (Continued)
Watsco, Inc.	206,480	$34,568,882
		107,142,864

Information Technology—27.8%
Communications Equipment—2.3%
Motorola Solutions, Inc.	639,090	70,191,255
IT Services—5.9%
Accenture plc, Cl. A	462,450	69,922,440
Mastercard, Inc., Cl. A	605,220	107,892,570
		177,815,010

Semiconductors & Semiconductor Equipment—5.6%
Applied Materials, Inc.	574,720	28,546,342
Broadcom, Inc.	273,430	62,730,311
Maxim Integrated Products, Inc.	628,160	34,234,720
Texas Instruments, Inc.	438,140	44,440,540
		169,951,913

Software—10.2%
Activision Blizzard, Inc.	447,430	29,686,981
Intuit, Inc.	278,300	51,427,057
Microsoft Corp.	1,569,372	146,767,669
Oracle Corp.	1,802,620	82,325,655
		310,207,362

Technology Hardware, Storage & Peripherals—3.8%
Apple, Inc.	702,450	116,086,887

	Shares	Value
Materials—4.6%
Chemicals—2.8%
Eastman Chemical Co.	814,360	$83,129,869
Metals & Mining—1.8%
Compass Minerals International, Inc.	827,850	55,714,305
Utilities—4.0%
Electric Utilities—1.3%
Duke Energy Corp.	508,590	40,768,574
Multi-Utilities—2.7%
Black Hills Corp.	860,791	48,789,634
National Grid plc	2,777,142	32,165,377
		80,955,011
Total Common Stocks (Cost $2,339,747,913)		2,946,070,344

Investment Company—2.8%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.67%[2,3] (Cost $85,423,612)	85,423,612	85,423,612
Total Investments, at Value (Cost $2,425,171,525)	99.9%	3,031,493,956
Net Other Assets (Liabilities)	0.1	2,703,588
Net Assets	100.0%	$3,034,197,544

Footnotes to Statement of Investments

1. Security is a Master Limited Partnership.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2017	Gross Additions	Gross Reductions	Shares April 30, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	—	517,862,777	432,439,165	85,423,612

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STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$85,423,612	$235,644	$—	$—

See accompanying Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES April 30, 2018 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,339,747,913)	$2,946,070,344
Affiliated companies (cost $85,423,612)	85,423,612
3,031,493,956
Cash	1,999,694
Receivables and other assets:
Dividends	3,324,831
Shares of beneficial interest sold	914,588
Other	295,586
Total assets	3,038,028,655

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	2,888,514
Distribution and service plan fees	546,924
Trustees’ compensation	315,091
Shareholder communications	15,292
Other	65,290
Total liabilities	3,831,111

Net Assets	$3,034,197,544

Composition of Net Assets
Par value of shares of beneficial interest	$162,423,415
Additional paid-in capital	2,176,931,037
Accumulated net investment income	6,574,686
Accumulated net realized gain on investments and foreign currency transactions	81,955,273
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	606,313,133
Net Assets	$3,034,197,544

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STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $2,040,073,416 and 106,430,349 shares of beneficial interest outstanding)	$19.17

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$20.34

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,646,869 and 283,223 shares of beneficial interest outstanding)	$16.41

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $496,432,534 and 30,658,477 shares of beneficial interest outstanding)	$16.19

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $22,713,189 and 1,145,648 shares of beneficial interest outstanding)	$19.83

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $106,932,371 and 5,617,174 shares of beneficial interest outstanding)	$19.04

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $363,399,165 and 18,288,544 shares of beneficial interest outstanding)	$19.87

See accompanying Notes to Financial Statements.

16      OPPENHEIMER RISING DIVIDENDS FUND

STATEMENT

OF OPERATIONS For the Six Months Ended April 30, 2018 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $145,750)	$35,348,968
Affiliated companies	235,644

Interest	19,326

Total investment income	35,603,938

Expenses
Management fees	9,498,467

Distribution and service plan fees:
Class A	2,547,766
Class B	61,259
Class C	2,589,906
Class R	271,858

Transfer and shareholder servicing agent fees:
Class A	2,140,564
Class B	12,715
Class C	528,733
Class I	3,313
Class R	111,693
Class Y	420,998

Shareholder communications:
Class A	16,170
Class B	1,206
Class C	4,624
Class I	91
Class R	663
Class Y	428

Borrowing fees	59,753

Trustees’ compensation	23,926

Custodian fees and expenses	17,674

Other	124,223

Total expenses	18,436,030
Less waivers and reimbursements of expenses	(97,368)

Net expenses	18,338,662

Net Investment Income	17,265,276

17      OPPENHEIMER RISING DIVIDENDS FUND

STATEMENT

OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	$90,179,861
Foreign currency transactions	(67,235)

Net realized gain	90,112,626

Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	(34,098,618)
Translation of assets and liabilities denominated in foreign currencies	(9,297)

Net change in unrealized appreciation/depreciation	(34,107,915)

Net Increase in Net Assets Resulting from Operations	$73,269,987

See accompanying Notes to Financial Statements.

18      OPPENHEIMER RISING DIVIDENDS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Operations
Net investment income	$17,265,276	$45,016,311
Net realized gain	90,112,626	298,019,924
Net change in unrealized appreciation/depreciation	(34,107,915)	257,721,730
Net increase in net assets resulting from operations	73,269,987	600,757,965

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(12,039,289)	(32,497,593)
Class B	(18,608)	(320,768)
Class C	(1,688,558)	(5,896,284)
Class I	(166,706)	(193,778)
Class R	(494,576)	(1,466,230)
Class Y	(2,791,667)	(8,199,981)
	(17,199,404)	(48,574,634)

Distributions from net realized gain:
Class A	(164,075,743)	(105,946,176)
Class B	(1,449,704)	(2,634,198)
Class C	(47,628,706)	(32,289,558)
Class I	(1,648,441)	(451,065)
Class R	(8,647,752)	(5,705,060)
Class Y	(33,963,853)	(22,264,482)
	(257,414,199)	(169,290,539)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	38,086,615	(319,701,021)
Class B	(15,507,998)	(35,046,526)
Class C	1,740,380	(110,347,364)
Class I	2,595,424	11,210,597
Class R	2,771,449	(20,751,235)
Class Y	(76,251,736)	(79,496,883)
	(46,565,866)	(554,132,432)

Net Assets
Total decrease	(247,909,482)	(171,239,640)
Beginning of period	3,282,107,026	3,453,346,666
End of period (including accumulated net investment income of $6,574,686 and $6,508,814, respectively)	$3,034,197,544	$3,282,107,026

See accompanying Notes to Financial Statements.

19      OPPENHEIMER RISING DIVIDENDS FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$20.45	$18.26	$19.88	$20.99	$20.91	$17.13

Income (loss) from investment operations:
Net investment income[2]	0.12	0.27	0.24	0.17	0.17	0.25
Net realized and unrealized gain (loss)	0.30	3.11	(0.48)	0.62	2.21	3.78

Total from investment operations	0.42	3.38	(0.24)	0.79	2.38	4.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.29)	(0.25)	(0.17)	(0.17)	(0.25)
Distributions from net realized gain	(1.59)	(0.90)	(1.13)	(1.73)	(2.13)	0.00

Total dividends and/or distributions to shareholders	(1.70)	(1.19)	(1.38)	(1.90)	(2.30)	(0.25)

Net asset value, end of period	$19.17	$20.45	$18.26	$19.88	$20.99	$20.91

Total Return, at Net Asset Value[3]	2.14%	19.42%	(1.37)%	3.72%	12.57%	23.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,040,074	$2,131,479	$2,201,657	$2,615,039	$2,754,772	$2,681,455

Average net assets (in thousands)	$2,121,448	$2,175,064	$2,406,601	$2,727,301	$2,770,081	$2,352,213

Ratios to average net assets:[4]
Net investment income	1.18%	1.43%	1.29%	0.85%	0.84%	1.29%
Expenses excluding specific expenses listed below	1.06%	1.07%	1.07%	1.05%	1.05%	1.03%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.06%	1.07%	1.07%	1.05%	1.05%	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.06%	1.07%[7]	1.05%[7]	1.05%[7]	1.03%[7]

Portfolio turnover rate	21%	78%	96%	60%	90%	87%

20      OPPENHEIMER RISING DIVIDENDS FUND

1. Represents the last business day of the Fund’s Reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	1.06%
Year Ended October 31, 2017	1.07%
Year Ended October 31, 2016	1.07%
Year Ended October 30, 2015	1.05%
Year Ended October 31, 2014	1.05%
Year Ended October 31, 2013	1.03%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

21      OPPENHEIMER RISING DIVIDENDS FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$17.72	$15.97	$17.55	$18.75	$18.92	$15.49

Income (loss) from investment operations:
Net investment income[2]	0.06	0.12	0.10	0.02	0.00[3]	0.07
Net realized and unrealized gain (loss)	0.24	2.68	(0.42)	0.54	1.98	3.41

Total from investment operations	0.30	2.80	(0.32)	0.56	1.98	3.48

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.15)	(0.13)	(0.03)	(0.02)	(0.05)
Distributions from net realized gain	(1.59)	(0.90)	(1.13)	(1.73)	(2.13)	0.00

Total dividends and/or distributions to shareholders	(1.61)	(1.05)	(1.26)	(1.76)	(2.15)	(0.05)

Net asset value, end of period	$16.41	$17.72	$15.97	$17.55	$18.75	$18.92

Total Return, at Net Asset Value[4]	1.74%	18.48%	(2.05)%	2.91%	11.65%	22.54%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,647	$21,166	$52,559	$93,400	$131,421	$153,929

Average net assets (in thousands)	$12,231	$35,562	$70,446	$112,249	$143,551	$148,505

Ratios to average net assets:[5]
Net investment income	0.73%	0.73%	0.61%	0.12%	0.02%	0.41%
Expenses excluding specific expenses listed below	1.85%	1.84%	1.83%	1.80%	1.88%	1.96%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.85%	1.84%	1.83%	1.80%	1.88%	1.96%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.84%	1.83%	1.83%[8]	1.80%[8]	1.88%[8]	1.95%

Portfolio turnover rate	21%	78%	96%	60%	90%	87%

22      OPPENHEIMER RISING DIVIDENDS FUND

1. Represents the last business day of the Fund’s Reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	1.85%
Year Ended October 31, 2017	1.84%
Year Ended October 31, 2016	1.83%
Year Ended October 30, 2015	1.80%
Year Ended October 31, 2014	1.88%
Year Ended October 31, 2013	1.96%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

23      OPPENHEIMER RISING DIVIDENDS FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$17.54	$15.83	$17.43	$18.63	$18.82	$15.42

Income (loss) from investment operations:
Net investment income[2]	0.04	0.11	0.09	0.02	0.01	0.09
Net realized and unrealized gain (loss)	0.26	2.68	(0.42)	0.55	1.97	3.41

Total from investment operations	0.30	2.79	(0.33)	0.57	1.98	3.50

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.18)	(0.14)	(0.04)	(0.04)	(0.10)
Distributions from net realized gain	(1.59)	(0.90)	(1.13)	(1.73)	(2.13)	0.00

Total dividends and/or distributions to shareholders	(1.65)	(1.08)	(1.27)	(1.77)	(2.17)	(0.10)

Net asset value, end of period	$16.19	$17.54	$15.83	$17.43	$18.63	$18.82

Total Return, at Net Asset Value[3]	1.72%	18.54%	(2.13)%	2.97%	11.75%	22.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$496,433	$534,216	$586,282	$716,184	$746,275	$691,021

Average net assets (in thousands)	$523,682	$561,839	$653,546	$750,751	$727,578	$589,965

Ratios to average net assets:[4]
Net investment income	0.43%	0.68%	0.54%	0.10%	0.08%	0.53%
Expenses excluding specific expenses listed below	1.81%	1.83%	1.82%	1.80%	1.81%	1.79%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.81%	1.83%	1.82%	1.80%	1.81%	1.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.80%	1.82%	1.82%[7]	1.80%[7]	1.81%[7]	1.79%[7]

Portfolio turnover rate	21%	78%	96%	60%	90%	87%

24      OPPENHEIMER RISING DIVIDENDS FUND

1. Represents the last business day of the Fund’s Reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	1.81%
Year Ended October 31, 2017	1.83%
Year Ended October 31, 2016	1.82%
Year Ended October 30, 2015	1.80%
Year Ended October 31, 2014	1.81%
Year Ended October 31, 2013	1.79%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

25      OPPENHEIMER RISING DIVIDENDS FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$21.10	$18.81	$20.43	$21.52	$21.38	$17.53

Income (loss) from investment operations:
Net investment income[2]	0.16	0.35	0.37	0.26	0.26	0.32
Net realized and unrealized gain (loss)	0.32	3.21	(0.53)	0.64	2.26	3.87

Total from investment operations	0.48	3.56	(0.16)	0.90	2.52	4.19

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.37)	(0.33)	(0.26)	(0.25)	(0.34)
Distributions from net realized gain	(1.59)	(0.90)	(1.13)	(1.73)	(2.13)	0.00

Total dividends and/or distributions to shareholders	(1.75)	(1.27)	(1.46)	(1.99)	(2.38)	(0.34)

Net asset value, end of period	$19.83	$21.10	$18.81	$20.43	$21.52	$21.38

Total Return, at Net Asset Value[3]	2.34%	19.89%	(0.92)%	4.19%	13.04%	24.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,713	$21,409	$8,978	$45,049	$51,014	$55,697

Average net assets (in thousands)	$22,302	$9,823	$24,379	$47,979	$61,699	$51,557

Ratios to average net assets:[4]
Net investment income	1.55%	1.78%	1.95%	1.28%	1.27%	1.63%
Expenses excluding specific expenses listed below	0.64%	0.64%	0.63%	0.62%	0.62%	0.63%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	0.64%	0.64%	0.63%	0.62%	0.62%	0.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.64%[7]	0.64%[7]	0.63%[7]	0.62%[7]	0.62%[7]	0.63%[7]

Portfolio turnover rate	21%	78%	96%	60%	90%	87%

26      OPPENHEIMER RISING DIVIDENDS FUND

1. Represents the last business day of the Fund’s Reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	0.64%
Year Ended October 31, 2017	0.64%
Year Ended October 31, 2016	0.63%
Year Ended October 30, 2015	0.62%
Year Ended October 31, 2014	0.62%
Year Ended October 31, 2013	0.63%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

27      OPPENHEIMER RISING DIVIDENDS FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$20.32	$18.15	$19.77	$20.88	$20.81	$17.03

Income (loss) from investment operations:
Net investment income[2]	0.09	0.23	0.19	0.12	0.11	0.18
Net realized and unrealized gain (loss)	0.31	3.08	(0.48)	0.61	2.20	3.76

Total from investment operations	0.40	3.31	(0.29)	0.73	2.31	3.94

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.24)	(0.20)	(0.11)	(0.11)	(0.16)
Distributions from net realized gain	(1.59)	(0.90)	(1.13)	(1.73)	(2.13)	0.00

Total dividends and/or distributions to shareholders	(1.68)	(1.14)	(1.33)	(1.84)	(2.24)	(0.16)

Net asset value, end of period	$19.04	$20.32	$18.15	$19.77	$20.88	$20.81

Total Return, at Net Asset Value[3]	2.02%	19.12%	(1.63)%	3.47%	12.23%	23.29%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$106,932	$111,030	$118,374	$142,003	$161,113	$189,804

Average net assets (in thousands)	$110,697	$117,073	$128,499	$150,181	$173,446	$177,429

Ratios to average net assets:[4]
Net investment income	0.93%	1.20%	1.04%	0.60%	0.57%	0.95%
Expenses excluding specific expenses listed below	1.31%	1.33%	1.32%	1.30%	1.33%	1.39%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.31%	1.33%	1.32%	1.30%	1.33%	1.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.30%	1.31%	1.32%[7]	1.30%[7]	1.33%[7]	1.39%[7]

Portfolio turnover rate	21%	78%	96%	60%	90%	87%

28      OPPENHEIMER RISING DIVIDENDS FUND

1. Represents the last business day of the Fund’s Reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	1.31%
Year Ended October 31, 2017	1.33%
Year Ended October 31, 2016	1.32%
Year Ended October 30, 2015	1.30%
Year Ended October 31, 2014	1.33%
Year Ended October 31, 2013	1.39%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

29      OPPENHEIMER RISING DIVIDENDS FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$21.14	$18.84	$20.45	$21.53	$21.39	$17.53

Income (loss) from investment operations:
Net investment income[2]	0.15	0.34	0.32	0.23	0.22	0.28
Net realized and unrealized gain (loss)	0.31	3.20	(0.52)	0.63	2.26	3.87

Total from investment operations	0.46	3.54	(0.20)	0.86	2.48	4.15

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.34)	(0.28)	(0.21)	(0.21)	(0.29)
Distributions from net realized gain	(1.59)	(0.90)	(1.13)	(1.73)	(2.13)	0.00

Total dividends and/or distributions to shareholders	(1.73)	(1.24)	(1.41)	(1.94)	(2.34)	(0.29)

Net asset value, end of period	$19.87	$21.14	$18.84	$20.45	$21.53	$21.39

Total Return, at Net Asset Value[3]	2.24%	19.69%	(1.11)%	4.01%	12.79%	23.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$363,399	$462,807	$485,497	$1,644,707	$2,087,847	$2,042,811

Average net assets (in thousands)	$415,152	$489,430	$1,140,392	$1,807,893	$2,059,021	$1,814,575

Ratios to average net assets:[4]
Net investment income	1.45%	1.69%	1.67%	1.12%	1.05%	1.46%
Expenses excluding specific expenses listed below	0.82%	0.83%	0.82%	0.81%	0.83%	0.88%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	0.82%	0.83%	0.82%	0.81%	0.83%	0.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.81%	0.82%	0.82%[7]	0.81%[7]	0.83%[7]	0.88%[7]

Portfolio turnover rate	21%	78%	96%	60%	90%	87%

30      OPPENHEIMER RISING DIVIDENDS FUND

1. Represents the last business day of the Fund’s Reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	0.82%
Year Ended October 31, 2017	0.83%
Year Ended October 31, 2016	0.82%
Year Ended October 30, 2015	0.81%
Year Ended October 31, 2014	0.83%
Year Ended October 31, 2013	0.88%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

31      OPPENHEIMER RISING DIVIDENDS FUND

NOTES TO FINANCIAL STATEMENTS April 30, 2018 Unaudited

1. Organization

Oppenheimer Rising Dividends Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class B shares automatically converted to Class A shares 72 months after the date of purchase. Effective June 1, 2018, all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

    Although the net assets and the values are presented at the foreign exchange rates at

32      OPPENHEIMER RISING DIVIDENDS FUND

2. Significant Accounting Policies (Continued)

market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

    For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

    Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

    The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available

33      OPPENHEIMER RISING DIVIDENDS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

    During the fiscal year ended October 31, 2017, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

    At period end, it is estimated that the capital loss carryforwards would be zero. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year

34      OPPENHEIMER RISING DIVIDENDS FUND

2. Significant Accounting Policies (Continued)

from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,425,223,267

Gross unrealized appreciation	$690,241,202
Gross unrealized depreciation	(83,979,811)

Net unrealized appreciation	$606,261,391

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Equity securities traded on a securities exchange (including exchange-traded derivatives

35      OPPENHEIMER RISING DIVIDENDS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

36      OPPENHEIMER RISING DIVIDENDS FUND

3. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$195,617,923	$—	$—	$195,617,923
Consumer Staples	50,634,333	31,918,478	—	82,552,811
Energy	296,332,948	—	—	296,332,948
Financials	583,526,919	—	—	583,526,919
Health Care	384,510,252	—	—	384,510,252
Industrials	298,709,305	—	—	298,709,305
Information Technology	844,252,427	—	—	844,252,427
Materials	138,844,174	—	—	138,844,174
Utilities	89,558,208	32,165,377	—	121,723,585
Investment Company	85,423,612	—	—	85,423,612

Total Assets	$2,967,410,101	$64,083,855	$—	$3,031,493,956

For the reporting period, there were no transfers between levels.

    Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

37      OPPENHEIMER RISING DIVIDENDS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

38      OPPENHEIMER RISING DIVIDENDS FUND

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $1.00 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	4,225,522	$82,985,377	8,286,205	$158,569,726
Dividends and/or distributions reinvested	8,867,165	169,318,283	7,293,811	131,970,043
Redeemed	(10,878,897)	(214,217,045)	(31,918,263)	(610,240,790)
Net increase (decrease)	2,213,790	$38,086,615	(16,338,247)	$(319,701,021)

39      OPPENHEIMER RISING DIVIDENDS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Class B
Sold	4,947	$82,568	25,401	$412,573
Dividends and/or distributions reinvested	85,634	1,400,955	179,863	2,800,410
Redeemed	(1,001,780)	(16,991,521)	(2,302,762)	(38,259,509)
Net decrease	(911,199)	$(15,507,998)	(2,097,498)	$(35,046,526)

Class C
Sold	1,362,406	$22,546,735	2,556,905	$41,848,981
Dividends and/or distributions reinvested	2,797,927	45,235,499	2,165,379	33,550,162
Redeemed	(3,958,922)	(66,041,854)	(11,296,296)	(185,746,507)
Net increase (decrease)	201,411	$1,740,380	(6,574,012)	$(110,347,364)

Class I
Sold	284,492	$5,762,538	922,235	$18,762,634
Dividends and/or distributions reinvested	91,895	1,813,368	34,154	641,228
Redeemed	(245,517)	(4,980,482)	(419,031)	(8,193,265)
Net increase	130,870	$2,595,424	537,358	$11,210,597

Class R
Sold	495,834	$9,656,236	1,070,135	$20,330,950
Dividends and/or distributions reinvested	457,469	8,680,860	379,080	6,806,096
Redeemed	(799,578)	(15,565,647)	(2,506,745)	(47,888,281)
Net increase (decrease)	153,725	$2,771,449	(1,057,530)	$(20,751,235)

Class Y
Sold	1,776,905	$36,219,146	8,973,369	$178,133,722
Dividends and/or distributions reinvested	1,390,101	27,503,002	1,206,756	22,613,117
Redeemed	(6,771,886)	(139,973,884)	(14,061,325)	(280,243,722)
Net decrease	(3,604,880)	$(76,251,736)	(3,881,200)	$(79,496,883)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$676,512,217	$1,059,095,202

40      OPPENHEIMER RISING DIVIDENDS FUND

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $800 million	0.65%
Next $700 million	0.60
Next $1.0 billion	0.58
Next $2.5 billion	0.56
Next $5.0 billion	0.54
Over $10 billion	0.52

The Fund’s effective management fee for the reporting period was 0.60% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

41      OPPENHEIMER RISING DIVIDENDS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$2,331
Payments Made to Retired Trustees	53,938
Accumulated Liability as of April 30, 2018	127,295

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

42      OPPENHEIMER RISING DIVIDENDS FUND

8. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
April 30, 2018	$255,367	$930	$5,660	$13,103	$—

Waivers and Reimbursements of Expenses. Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$53,542
Class B	448
Class C	13,334
Class R	2,798
Class Y	11,447

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $15,799 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

43      OPPENHEIMER RISING DIVIDENDS FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

44      OPPENHEIMER RISING DIVIDENDS FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”) and Real Estate Investment Trusts (“REITs”), the percentages attributed to each category (net income, net profit from sale and other capital sources) are estimated using historical information because the character of the amounts received from the MLPs and REITs in which the fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Rising Dividends Fund	12/6/17	3.6%	96.3%	0.1%

45      OPPENHEIMER RISING DIVIDENDS FUND

OPPENHEIMER RISING DIVIDENDS FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Joshua Peters, Vice President
Manind Govil, Vice President
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

46      OPPENHEIMER RISING DIVIDENDS FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

47      OPPENHEIMER RISING DIVIDENDS FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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The Right Way to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0225.001.0418 June 22, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rising Dividends Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	6/15/2018